EXHIBIT 10.5

                             SUBORDINATION AGREEMENT


      AGREEMENT made as of the 20th day of January, 2006, by and among Andinger & Company, Inc.. a Delaware corporation (the "Lender"), WMS Family I, LLC, a Delaware limited liability company (the "Subordinated Creditor"), and Ovation Products Corporation, a Delaware corporation (the "Borrower").

                                   WITNESSETH:

      WHEREAS, the Borrower has requested that Lender make certain loan accommodations to it to be secured by first priority security interests and liens on all of Borrower's property and assets;

      WHEREAS, the Subordinated Creditor and the Borrower are parties to a Restated License Agreement dated as of June 30, 2004 (the "License Agreement");

      WHEREAS, simultaneously herewith, Borrower is to repay the promissory note issued to the Subordinated Creditor on June 30, 2004 in the principal amount of $480,976 (the "2004 Note"); and

      WHEREAS, the Subordinated Creditor has agreed that the Subordinated Creditor's claims to Collateral (as defined below), including without limitation claims made pursuant to the License Agreement, the security interests and liens that may secure such liabilities and obligations shall be subordinated, as provided herein, to the payment of all amounts due by Borrower to Lender under the Financing Agreements (as defined below).

      NOW, THEREFORE, in consideration of the foregoing, and in order to induce Lender to make loan accommodations to Borrower, the Subordinated Creditor and the Borrower hereby agree with Lender that, until such time as the Senior Obligations shall be Paid in Full (as defined below), each will comply with the following:

      1. Certain Definitions. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural. All references to the Lender, Borrower and Subordinated Creditor or to any other person herein, shall include their respective successors and assigns. The words "hereof", "herein", "hereunder", "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. For purposes of this Agreement, the following terms shall have the respective meanings given to them below:

      1.1. Bankruptcy Code. The term "Bankruptcy Code" shall mean the Bankruptcy Reform Act of 1978, as amended, and codified as 11 U.S.C. ss. 101 et. seq.

      1.2. Collateral. The term "Collateral" shall have the meaning given to it in the Financing Agreements.

      1.3. Enforcement Action. The term "Enforcement Action" shall have the meaning set forth in Section 2.2(b) hereof.

      1.4. Excluded Obligations. Any liabilities of Obligors to the Lender in excess of the sum of: (i) $1,500,000 principal amount of the $1,500,000 Senior Secured Convertible Promissory Note dated January 20, 2006, issued by the Borrower to the Lender, a copy of which is attached hereto (the "Note"); plus
(ii) the interest thereon (including, without limitation, interest which accrues after the commencement of any case, proceeding or other action relating to any Reorganization of the Borrower or any Obligor notwithstanding any law to the contrary); plus (iii) other customary fees, expenses and other amounts due from time to time under the Financing Agreements (including, without limitation, attorneys fees and expenses, but excluding termination fees, if any, payable in accordance with the terms of the Financing Agreements).

      1.5. Financing Agreements. The term "Financing Agreements" shall mean the Note and the Security Agreement dated January 20, 2006, by and between the Borrower and the Lender and any amendments and supplements, together with, to the extent securing the Note, instruments, agreements, mortgages, guarantees, financing statements and documents (including, without limitation, the Patent Security Agreement and the Trademark Security Agreement).

      1.6. License Agreement. The term "License Agreement" shall have the meaning set forth in the preamble hereof.

      1.7. Lien. The term "Lien" shall mean any mortgage, leasehold mortgage, pledge, assignment, lien, charge, attachment, execution, encumbrance or security interest of any kind whatsoever, whether consensual or by judicial process or the interest of a vendor or lessor under a conditional sale, title retention or capital lease agreement.

      1.8. Obligor. The term "Obligor" shall mean any guarantor, endorser, acceptor, surety or other person liable on or with respect to the Senior Obligations or who is the owner of any property which is security for the Senior Obligations, other than Borrower.

      1.9. Paid in Full and Payment in Full. The terms "Paid in Full" and "Payment in Full" shall mean, in respect of the Senior Obligations, either (a) the indefeasible final payment in full in cash of all Senior Obligations in accordance with the Financing Agreements, or (b) the conversion of all of the Senior Obligations into shares of the Borrower's common stock pursuant to the Financing Agreements.

      1.10. Permitted Lien. The term "Permitted Lien" shall mean a security interest, lien, charge or encumbrance in favor of the Subordinated Creditor in or to property of the Borrower to the extent that it: (a) has been previously obtained and is currently valid and perfected; (b) secures liabilities and obligations arising under the License Agreement; (c) has been granted under the Subordinated Security Agreement; and (d) is subject and subordinate to the security interests, liens, charges, and encumbrances in favor of the Lender pursuant to the terms hereof.

      1.11. Reorganization. The term "Reorganization" shall mean any voluntary or involuntary dissolution, execution, liquidation sale, winding-up, liquidation or reorganization, composition or similar arrangement, or bankruptcy, insolvency, receivership or other statutory or common law proceedings or arrangements involving the Borrower or any Obligor or any assignment for the benefit of creditors or any marshalling of the assets or liabilities of the Borrower or any Obligor.

      1.12. Senior Obligations. The term "Senior Obligations" shall mean the aggregate principal amount of the loan made by the Lender to the Borrower pursuant to the Note, together with all interest on such principal amount (including, without limitation, interest which accrues after the commencement of any case, proceeding or other action relating to any Reorganization of the Borrower or any Obligor notwithstanding any law to the contrary) and all other fees, expenses and other amounts due from time to time under the Financing Agreements (including, without limitation, attorneys fees and expenses, but excluding termination fees, if any, payable in accordance with the terms of the Financing Agreements), provided, however, that the Senior Obligations shall not include any Excluded Obligations.

      1.13. Standstill Event. The term "Standstill Event" shall mean the commencement of any: (a) Enforcement Action by Lender; or (b) any Reorganization relative to the Borrower, any Obligor, or their respective properties.

      1.14. Subordinated Agreements. The term "Subordinated Agreements" shall mean the License Agreement, the Subordinated Security Agreement, the Distribution Agreement dated December 27, 1997 between the Borrower and the Subordinated Creditor, and that certain Agreement dated June 30, 2004 between the Borrower and the Subordinated Creditor and any and all purchase agreements, license agreements, debentures, notes, loan agreements, security agreements, mortgages, instruments, agreements and documents entered into with or for the benefit of the Subordinated Creditor and evidencing, securing or relating to the Subordinated Obligations, as such Subordinated Agreements may, in accordance with this Agreement, be modified, amended, altered, changed or extended from time to time.

      1.15. Subordinated Obligations. The term "Subordinated Obligations" shall mean all indebtedness, obligations and liabilities of the Borrower and/or any Obligor to the Subordinated Creditor, now existing or hereafter arising, however and whenever made or incurred, direct or indirect, absolute or contingent, secured or unsecured including, without limitation, the obligations and liabilities pursuant to the Subordinated Agreements and all interest thereon (including interest which accrues after the commencement of any case, proceeding or other action relating to any Reorganization of the Borrower or any Obligor notwithstanding any law to the contrary) and premiums, if any, and all other fees, expenses and other amounts due from time to time under the Subordinated Agreements (including, without limitation, attorneys fees and expenses) and any and all replacements, refundings, repurchases or refinancings of any of the foregoing.

      1.16. Subordinated Security Agreement. The term "Subordinated Security Agreement" shall mean that certain Security Agreement dated as of August 21, 1997 between Ovation Products Corporation, a New Hampshire corporation, predecessor-in-interest to the Borrower, and WMS Enterprises, Inc., predecessor-in-interest to the Subordinated Creditor.

      2. Terms of Subordination. Effective upon the delivery of $480,976 to the Subordinated Creditor for application to the amounts due under the 2004 Note:

      2.1. No Transfer or Amendment. Unless and until the Senior Obligations are Paid in Full, the Subordinated Creditor covenants and agrees that on or before March 31, 2006, it shall not: (i) sell, assign or dispose of any of the Subordinated Obligations or any interest therein, provided that, subject to the Subordinated Agreements, the Subordinated Creditor may at any time enter into joint venture agreements and sub-licensing agreements or the like under which the Subordinated Creditor agrees to permit third parties to view, use, enhance, modify, possess, manufacture, distribute, or sell the product or technology subject to the Subordinated Agreements; or (ii) other than Permitted Liens, grant, create, or incur any security interest, lien, charge or other encumbrance whatsoever upon the Subordinated Obligations (collectively, a "Transfer"), without first obtaining the prior written consent of the Lender in each instance and only to the extent permitted under the Subordinated Agreements. Unless and until the Senior Obligations are Paid in Full, the Subordinated Creditor and the Borrower and Obligors shall not on or before March 31, 2006, without the prior written consent of the Lender, modify, amend, alter, change, substitute or extend in any manner any of the terms or provisions of the Subordinated Agreements, except as specified in the proviso in clause (i) of this Section 2.1.

      2.2. Subordination. Unless and until the Senior Obligations shall be Paid in Full, the Subordinated Creditor covenants and agrees that it shall not, directly or indirectly: (i) exercise or enforce any right of acceleration, demand or set off against the Borrower or any Obligor or the assets or property of the Borrower or any Obligor; (ii) make any claim or commence or initiate any action, lawsuit, case or proceeding (including one seeking specific performance) against the Borrower or any Obligor or join together or with any creditor in any action, lawsuit, case or proceeding against the Borrower or any Obligor; (iii) ask for, demand, take, accept, receive or take any action to obtain, any Lien on the assets or property of the Borrower or any Obligor (other than Permitted Liens) or exercise any right of foreclosure or any right or remedy with respect to the Borrower or any Obligor or the assets or property of the Borrower, including, without limitation, any right on account of any Permitted Liens or other Liens; (iv) contact any account debtors of Borrower or any Obligor or otherwise seek payment from any obligor on any Collateral; or (v) other than as permitted by Section 2.2(a) below, take any other action that interferes with, is prejudicial to or inconsistent with Lender's rights and first priority secured position with respect to the Borrower or any Obligor or the assets or property of the Borrower or any Obligor including, without limitation, that the Subordinated Creditor shall not take any action that will impede, interfere with, restrict, or restrain the exercise by the Lender of its rights and remedies under the Financing Agreements (hereinafter, (i) through (v), whether commenced by Lender or Subordinated Creditor, are collectively referred to as "Enforcement Actions"), provided, however, that:

      (a) At any time, the Subordinated Creditor may take the Enforcement Actions specified in clause (ii) of this Section 2.2 to the extent provided for in the relevant Subordinated Agreements and required for the Subordinated Creditor to (I) continue to view, use, enhance, modify, possess, manufacture, distribute, license, sublicense, or sell the product or technology subject to the Subordinated Agreements; or (II) enforce any exclusivity or co-exclusivity provisions in the Subordinated Agreements; and

      (b) After the date that is one hundred eighty (180) days after the delivery of written notice from the Subordinated Creditor to the Lender certifying that the Borrower has breached a Subordinated Agreement and that as a result thereof the Subordinated Creditor is entitled to exercise the proposed Enforcement Action pursuant to the terms of the relevant Subordinated Agreements (which written notice may not be delivered on or prior to March 31, 2006), the Subordinated Creditor may take the Enforcement Actions designated in such written notice to the extent provided for in the relevant Subordinated Agreements and specified in clauses (i), (ii), and
            (iii) of this Section 2.2; and

      (c) After the date that is fourteen (14) days after the delivery of written notice from the Subordinated Creditor to the Lender and the Borrower describing the proposed Enforcement Action and certifying that the Borrower owes (I) a payment made in respect of contractual claims for indemnification for infringements of a third party's intellectual property rights or (II) a payment of less than $10,000 (individually or in the aggregate at any one time) in connection with a return, defective product, discount, or shipping expense on customary terms in connection with the Subordinated Creditor's purchase of goods from the Borrower (collectively, payments under clause (I) and (II), the "Specified Payments"), then until the occurrence of a Standstill Event (or following the cessation of the Enforcement Action or Reorganization giving rise to such Standstill Event without the commencement of any intervening Enforcement Action or Reorganization):

            (x) the Subordinated Creditor may receive such Specified Payments from the Borrower to the extent it is entitled to such Specified Payments under the Subordinated Agreements (or may take a setoff on account thereof in connection with obligations owed to Borrower by the Subordinated Creditor to the extent it is entitled to do so under the Subordinated Agreements), and

            (y) if Borrower fails to make such Specified Payment and as a result thereof the Subordinated Creditor is entitled to exercise the proposed Enforcement Action pursuant to the terms of the relevant Subordinated Agreements (which written notice may not be delivered on or prior to March 31, 2006), the Subordinated Creditor may take the Enforcement Actions to collect such Specified Amounts designated in such written notice;

            provided, however, that upon the occurrence of a Standstill Event (until the cessation of the Enforcement Action or Reorganization giving rise to such Standstill Event without the commencement of any intervening Enforcement Action or Reorganization), the provisions of
            Section 2.3 shall apply and furthermore, Subordinated Creditor will immediately terminate and/or discharge any then-existing Enforcement Actions and Borrower and Lender shall have the rights set forth in the last sentence of this Section 2.2 with respect thereto (provided further, that Subordinated Creditor may retain any Specified Payment received prior to the commencement of the Standstill Event to the extent it is otherwise permitted to receive such Specified Payment hereunder and pursuant to the Subordinated Agreements).

If the Subordinated Creditor shall attempt any Enforcement Action not permitted by this Section 2.2, notwithstanding any provision hereof to the contrary, the Borrower or the Lender may interpose as a defense or plea the making of this Agreement and the Lender may intervene and interpose such defense in its name or in the name of the Borrower and the Borrower or the Lender may by virtue of this Agreement restrain the enforcement thereof in the name of the Borrower or the Lender.


      2.3 Distributions in Reorganization or Other Realizations. (a) In the event of any Enforcement Action, or any Reorganization relative to the Borrower, any Obligor, or their respective properties or any realization from the exercise of any rights or remedies under the Subordinated Agreements or otherwise, then all of the Senior Obligations shall first be Paid in Full before any payment or distribution is made upon the Subordinated Obligations, and in any such proceedings any payment or distribution of any kind or character, whether in cash or property or securities or by set-off or otherwise, which may be payable or deliverable in respect of the Subordinated Obligations shall be first paid or delivered directly to Lender for application in payment of the Senior Obligations, unless and until all such Senior Obligations shall have been Paid in Full. The Subordinated Creditor agrees not to require, request, or accept any adequate protection or the like in connection with any Reorganization. Any payments or distribution of assets of the Borrower or any Obligor of any kind or character, whether in cash, property or securities or by set-off or otherwise, with respect to the Subordinated Obligations received by the Subordinated Creditor during any Enforcement Action or Reorganization and prior to the Payment in Full of the Senior Obligations shall be held by the Subordinated Creditor in trust for and turned over to the Lender for application to the Senior Obligations until all such Senior Obligations shall have been Paid in Full.

      2.4 Effect of Provisions. The provisions hereof as to subordination are solely for the purpose of defining the relative rights of the holder of Senior Obligations, on the one hand, and the Subordinated Creditor, on the other hand, and none of such provisions shall impair, as between the Borrower, the Obligors, and the Lender and the Subordinated Creditor, the obligations of the Borrower and Obligors to pay to the Lender the Senior Obligations and to pay to the Subordinated Creditor the Subordinated Obligations, in accordance with the terms thereof. Subordinated Creditor and Lender hereby agree that nothing contained herein shall derogate from the obligations of either of them under their respective agreements with the Borrower; that this Agreement or any statement made herein is not intended to revise the Subordinated Agreements and/or the Financing Agreements except to the extent required to preserve the seniority as between the Subordinated Creditor and the Lender pursuant to the terms hereof; and that nothing contained herein creates any obligation of the Borrower to enter into, or to agree to any provisions in, any amendments or supplements to the Subordinated Agreements and/or the Financing Agreements or any future agreement with the Subordinated Creditor or Lender, except to the extent required to preserve the seniority as between the Subordinated Creditor and the Lender pursuant to the terms hereof.

      3. Agreement to Hold in Trust.

      If the Subordinated Creditor shall receive any payment or distribution of assets of the Borrower or any Obligor of any kind or character, whether in cash, property or securities, or by set-off or otherwise, on account of the Subordinated Obligations which payment or distribution is required by the terms hereof to be made to Lender or is otherwise in violation of the terms of this Agreement, it shall hold such payment or distribution in trust for the benefit of the Lender and shall immediately pay or transfer the same over to the Lender for application in payment of the Senior Obligations.

      4. Subordination of Liens.

      The Subordinated Creditor represents and warrants that the Subordinated Obligations are not secured by a Lien on the property or assets of the Borrower or any Obligor, other than Permitted Liens. In the event any such Lien (other than a Permitted Lien) is obtained, the Subordinated Creditor acknowledges and agrees that, regardless of the time of loans, advances or extensions of credit made by the Lender and the Subordinated Creditor to the Borrower or any Obligor or the relative times or order of attachment, perfection or creation of any Liens securing the Senior Obligations or the Subordinated Obligations, or the actual possession of any Collateral, or the order of filing or recording of financing statements, mortgages or other documents, if any, or any defect, deficiency, error or omission contained in any of the Financing Agreements, or anything in the Subordinated Agreements to the contrary, as between the Lender and the Subordinated Creditor, any Liens that may be granted to the Subordinated Creditor from time to time pursuant to the Subordinated Agreements or otherwise, shall in all respects be subordinate and junior in priority and right of enforcement to the Liens granted to the Lender in the Collateral pursuant to the Financing Agreements. The Subordinated Creditor shall not, directly or indirectly, contest or take any action that questions the validity, priority, perfection or enforceability of the Liens granted to the Lender in the Collateral.

      5. Requirement of Notices.

      The Subordinated Creditor shall promptly provide the Lender with notice of the occurrence of any defaults by Borrower or any Obligor under the Subordinated Agreements, the receipt by Subordinated Creditor of any payment from Borrower or any Obligor or any Enforcement Action by Subordinated Creditor.

      6. Notice of Subordination.

      The Subordinated Security Agreement shall, on the date hereof, be inscribed with a legend conspicuously indicating that payment thereof, the liens granted thereunder and the rights and remedies of the holder thereof are subordinated to the claims of the Lender pursuant to the terms of this Agreement.

      7. Non-Exercise, Amendments to Loan Documents.

      No right of the Lender to enforce the subordination herein provided shall at any time or in any way be affected or impaired by any failure to act on the part of the Borrower or by any non-compliance by the Borrower or any Obligor with any of the terms, provisions and covenants hereof or of the Financing Agreements, regardless of any knowledge thereof that the

Lender may have or be otherwise charged with, or by any action which the Lender may take or refrain from taking with respect to the Senior Obligations or any Collateral. Subject to the terms of the Financing Agreements, Lender hereby reserves the right, in its sole discretion, and without notice to the Subordinated Creditor to modify, amend, change, extend the time for performance of, waive or release any of the terms of the Financing Agreements or any other Senior Obligations or any other document relative thereto and to exercise or refrain from exercising any powers or rights which Lender may have thereunder, and such modification, amendment, waiver, release, exercise or failure to exercise shall not affect any of Lender's rights under this Agreement or the Subordinated Creditor's obligations hereunder, provided, however, that the Subordinated Creditor has not consented to the Obligor's incurring any Excluded Obligations. All Senior Obligations, whenever incurred, shall be entitled to the benefit of this Agreement without notice thereof being given to the Subordinated Creditor that any such Senior Obligation has arisen or has been incurred and whether or not any instrument or agreement evidencing such Senior Obligations by its terms claims to be Senior Obligations. The Subordinated Creditor hereby waives and agrees not to assert against Lender any rights or defenses which a guarantor or surety could assert.

      8. Dispositions of Collateral.

      The Subordinated Creditor agrees that any direct or indirect disposition by the Lender of the Collateral, whether by collection, sale, or other manner of liquidation shall be conclusively presumed to be commercially reasonable and may not be challenged or contested by the Subordinated Creditor on the ground of commercial unreasonableness. Upon any such sale or other disposition of the Collateral (whether such disposition is by Borrower or is by Lender) approved by Lender, Subordinated Creditor's Liens shall automatically terminate and, in any event, upon request of the Lender, the Subordinated Creditor shall execute and deliver UCC-3 termination statements, mortgage discharges and releases to terminate and release their Liens upon any such sale or such other disposition, provided, however, that the perfected Lien of the Subordinated Creditor shall continue in the proceeds of the sale or disposition thereof to the extent not applied to reduce the Senior Obligations or if otherwise agreed between Borrower and Subordinated Creditor. In this regard, the Lender may, subject to the terms of the Financing Agreements, (a) use such means of collection and exercise such diligence with respect thereto as the Lender, in its sole discretion, deems appropriate under the circumstances and (b) enter into such compromises with and give such releases and acquittances to account debtors or other obligors on the Borrower's receivables, without obtaining the agreement or concurrence of or giving prior notice to the Subordinated Creditor, and the Subordinated Creditor hereby waives all right to require that its agreement or consent be obtained or that it be given notice. In the event of any casualty with respect to the Collateral, the Subordinated Creditor acknowledges and agrees that the Lender shall have, subject to the terms of the Financing Agreements, the exclusive right to adjust, compromise or settle any such loss with the insurer thereof and to collect and retain the proceeds of any insurance thereon. The Subordinated Creditor waives any obligation or requirement that Lender marshall the Collateral or realize payment from or liquidate certain Collateral before realizing on or liquidating any other Collateral.

      9. Further Assurances.

      The Borrower and the Subordinated Creditor, for themselves and their successors and assigns, covenant to execute and deliver to Lender such further instruments and to take such further action as Lender may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.

      10. Term.

      This Agreement shall be irrevocable by the Subordinated Creditor until all of the Senior Obligations shall have been Paid in Full.

      11. Waivers of Subordinated Creditor.

      All of the Senior Obligations shall be deemed to have been made or incurred in reliance upon this Agreement, and the Subordinated Creditor expressly waives all notice of the acceptance by the Lender of the subordination and other provisions of this Agreement and all notices not specifically required pursuant to the terms of this Agreement or by law, and the Subordinated Creditor expressly waives reliance by the Lender upon the subordination and other agreements as herein provided. The Subordinated Creditor agrees that the Lender has made no warranties or representations with respect to the due execution, legality, validity, completeness, perfection or enforceability of the Financing Agreements or the collectibility of the Senior Obligations, and that the Lender shall be entitled to manage and supervise the Senior Obligations in accordance with the Financing Agreements, applicable law and its usual practices, modified from time to time as the Lender may deem appropriate under the circumstances. The Subordinated Creditor waives any right to subrogation until the Senior Obligations are Paid in Full and agrees that Lender shall have no obligation or duty to preserve or protect such rights.

      12. Assignment and Refinancing of Senior Obligations.

      Subject to the terms of the Financing Agreements, the Lender may from time to time, whether before or after any discontinuance of this Agreement assign or transfer all or any part of the Senior Obligations or any interest therein and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Obligations shall be and remain Senior Obligations for purposes of this Agreement and every assignee or transferee and successive assignee or transferee of any of the Senior Obligations or any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Obligations, be entitled to the benefits of this Agreement as if such assignee or transferee were a Lender. Lender agrees to notify Subordinated Creditor after any assignment that Lender may make. In the event of a refinancing for the then principal amount of the Note or a repayment of the Senior Obligations by a bank, financial institution or other entity, the Subordinated Creditor agrees to enter into a Subordination Agreement with such replacement lender on substantially the same terms and provisions of this Agreement.

      13. Waivers by Lender.

      No waiver shall be deemed to be made by the Lender of any of its rights hereunder, unless the same shall be in writing signed on behalf of the Lender, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the Lender in any other respect at any other time.

      14. Notices.

      Any notice or other communication in connection with this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when telecopied with receipt confirmed or when received if mailed by registered or certified mail, return receipt requested, postage prepaid, to the addresses set forth below or to such other address as the party to whom the same is intended shall have specified in conformity with the foregoing:

      (i) If to Subordinated Creditor:

          WMS Family I, LLC
          285 Commandant's Way
          Chelsea, Massachusetts 02150
          Attention: Roger Sherman

          With a copy to:
          Donovan Hatem LLP
          2 Seaport Lane
          Boston, MA 02210
          Attention: John F. Bradley II, Esq.
          Fax: (617) 406-4501


     (ii) if to the Borrower, to:

          Ovation Products Corporation
          395 East Dunstable Road
          Nashua, New Hampshire 03062
          Attention: Robert MacDonald
          Fax:  (603) 891-4957

          with a copy to:
          Morrison & Foerster LLP
          1290 Avenue of the Americas
          New York, NY 10104
          Attention:  Anna T. Pinedo, Esq.
          Fax:  (212) 468-4977

    (iii) if to the Lender, to:

          Andlinger & Company, Inc.
          303 South Broadway
          Tarrytown, New York 10591
          Fax:  (914) 332-4977
          with a copy to:
          Brown Rudnick Berlack Israels LLP
          7 Times Square
          New York, NY 10036
          Attention:  Alan Forman
          Fax:  (212) 704-0196

      15. Successors; Continuing Effect, etc.

      This Agreement is being entered into for the benefit of the holder of the Senior Obligations and the Subordinated Creditor, and their respective successors and permitted assigns, and shall be binding on the holder of the Senior Obligations and the Subordinated Creditor, and their respective successors and assigns.

      16. Representations.

      The Subordinated Creditor warrants and represents to the Lender that:

      (a) this Agreement has been duly authorized, executed and delivered by the Subordinated Creditor;

      (b) except for the Subordinated Agreements, there are no other agreements, understandings or arrangements between the Borrower and the Subordinated Creditor (or any affiliates thereof);

      (c) as of the date hereof, there are no obligations or liabilities of the Borrower to the Subordinated Creditor (whether or not due) other than those arising under the License Agreement; and

      (d) the Subordinated Creditor has not assigned any interest in the Subordinated Obligations to any party and no party owns an interest in the Subordinated Obligations other than the Subordinated Creditor (whether as joint holder of the Subordinated Obligations, participants or otherwise).

      17. Conflicts.

      Subject to the provisions of Section 2.4 above, notwithstanding any term or provision of any Subordinated Agreement to which the Subordinated Creditor is a party or by which the Subordinated Creditor is bound, in the event that any term or provision of any such instrument or agreement conflicts or is inconsistent with the terms and provisions of this Agreement, the terms and provisions of this Agreement shall control.

      18. Miscellaneous.

      This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. The Subordinated Creditor expressly consents and agrees that this Agreement shall be specifically enforceable by Lender and irrevocably waives any defense based upon the adequacy of a remedy at law which might be asserted to such remedy. THE SUBORDINATED CREDITOR AND LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS SUBORDINATION AGREEMENT OR ANY OTHER DOCUMENT OR AGREEMENT REFERRED THEREIN, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED SOLELY BEFORE A JUDGE SITTING WITHOUT A JURY.

      19. Counterparts.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

      20. Entire Agreement, Amendment.

      This Agreement constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, whether express or implied, oral or written. This Agreement may only be amended by a written instrument signed by the Lender and the Subordinated Creditor, provided however that the rights afforded to the Borrower pursuant to paragraph 2.2(c) and the last paragraph of Section 2.2 and the provisions of
Section 2.4 may not be amended without the written consent of the Borrower.

      21. Severability.

      If at any time subsequent to date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall only be enforceable to the extent permitted by law, but the illegality or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.


                  [Remainder of Page Intentionally Left Blank]

                   [Signature Page to Subordination Agreement]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers under seal, all as of the day and year first above written.

WITNESS:                                       LENDER:


                                               ANDLINGER & COMPANY, INC.


[Executed]                                     By: /s/ Ivar W. Mitchell
                                                   --------------------
                                               Name:   Ivar W. Mitchell
                                               Title:  Vice President

                                               SUBORDINATED CREDITOR:


                                               WMS FAMILY I, LLC

________________________                       By: /s/ Roger N. Sherman
                                                   --------------------
                                               Name: Roger N. Sherman
                                               Title: Manager

                          ACKNOWLEDGEMENT AND AGREEMENT

      The undersigned, Borrower, does hereby accept and acknowledge receipt of a copy of the foregoing Agreement, and agrees that (a) it will not pay any of the Subordinated Obligations except as the foregoing Agreement provides, (b) it will be bound by all provisions of the foregoing Agreement, and (c) that except with respect to its rights pursuant to Section 2.2(c) of the foregoing Agreement and in the last paragraph of Section 2.2 of the foregoing Agreement and its rights under Section 2.4 of the foregoing Agreement, it shall have no rights, remedies or priorities either directly or as a third party beneficiary by virtue of the Agreement. In the event of a breach by the undersigned of any of the provisions herein, all of the Senior Obligations shall, without presentment, demand, protest or notice of any kind become immediately due and payable, unless the Lender shall otherwise elect in writing and thereafter the Lender shall have all rights and remedies available to it hereunder or at law or in equity.

      All capitalized terms used in this Acknowledgement and Agreement without definition shall have the same meanings as set forth in the foregoing Agreement.

      IN WITNESS WHEREOF, the undersigned have caused this Acknowledgement and Agreement to be duly executed under seal as of the day and year first above written.

                                               BORROWER:

                                               OVATION PRODUCTS CORPORATION

_________________________                      By: /s/ William W. Lockwood
                                                   -----------------------
                                               Name:   William W. Lockwood
                                               Its:    President